Rand Acquisition Corporation

Proposed acquisition of

Lower Lakes Towing Ltd.





September 7, 2005

THIS PRESENTATION HAS BEEN PREPARED SOLELY FOR THE BENEFIT OF PERSONS THAT ARE SHAREHOLDERS OF RAND AS OF THE DATE OF THIS PRESENTATION, AND THE RECIPIENT OF THIS PRESENTATION AGREES TO UTILIZE THE INFORMATION CONTAINED HEREIN SOLELY FOR THE PURPOSE OF EVALUATING THE BUSINESS OF LOWER LAKES IN CONNECTION WITH THE POTENTIAL ACQUISITION OF LOWER LAKES BY RAND.

RAND AND ITS DIRECTORS AND EXECUTIVE OFFICERS MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF PROXIES FOR THE SPECIAL MEETING OF RAND STOCKHOLDERS TO BE HELD TO APPROVE THE ACQUISITION OF LOWER LAKES. STOCKHOLDERS OF RAND ARE ADVISED TO READ, WHEN AVAILABLE, RAND'S PRELIMINARY PROXY STATEMENT AND DEFINITIVE PROXY STATEMENT IN CONNECTION WITH RAND'S SOLICITATION OF PROXIES FOR THE SPECIAL MEETING BECAUSE THESE STATEMENTS WILL CONTAIN IMPORTANT INFORMATION. THE DEFINITIVE PROXY STATEMENT WILL BE MAILED TO STOCKHOLDERS AS OF A RECORD DATE TO BE ESTABLISHED FOR VOTING ON THE ACQUISITION. STOCKHOLDERS WILL ALSO BE ABLE TO OBTAIN A COPY OF THE DEFINITIVE PROXY STATEMENT, WITHOUT CHARGE, BY DIRECTING A REQUEST TO: RAND ACQUISITION CORPORATION, 450 PARK AVENUE, SUITE 1001, NEW YORK, NEW YORK 10022. THE PRELIMINARY PROXY STATEMENT AND DEFINITIVE PROXY STATEMENT, ONCE AVAILABLE, CAN ALSO BE OBTAINED, WITHOUT CHARGE, AT THE SECURITIES AND EXCHANGE COMMISSION'S INTERNET SITE WWW.SEC.GOV.

NO PERSON OTHER THAN RAND HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS ON BEHALF OF RAND OR LOWER LAKES IN CONNECTION WITH THE ACQUISITION, AND IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN MADE OR AUTHORIZED BY RAND.

CERTAIN STATEMENTS IN THIS PRESENTATION CONSTITUTE "FORWARD-LOOKING STATEMENTS" WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. FORWARD-LOOKING STATEMENTS ARE CHARACTERIZED BY TERMINOLOGY SUCH AS "BELIEVE," "ANTICIPATE," "SHOULD," "INTEND," "PLAN," "WILL," "EXPECTS," "ESTIMATES," "PROJECTS," "POSITIONED," "FORECASTS," "STRATEGY," AND SIMILAR EXPRESSIONS. SUCH FORWARD-LOOKING STATEMENTS INVOLVE KNOWN AND UNKNOWN RISKS, UNCERTAINTIES AND OTHER IMPORTANT FACTORS THAT COULD CAUSE THE ACTUAL RESULTS, PERFORMANCE OR ACHIEVEMENTS OF LOWER LAKES OR RAND, OR INDUSTRY RESULTS, TO DIFFER MATERIALLY FROM ANY FUTURE RESULTS, PERFORMANCE OR ACHIEVEMENT IMPLIED BY SUCH FORWARD-LOOKING STATEMENTS.

CERTAIN FORWARD LOOKING STATEMENTS CONTAINED HEREIN RELATE TO THE LOWER LAKES' ANTICIPATED FUTURE PERFORMANCE. SUCH STATEMENTS REFLECT VARIOUS ASSUMPTIONS OF MANAGEMENT OF LOWER LAKES THAT MAY OR MAY NOT PROVE TO BE CORRECT AND INVOLVE VARIOUS RISKS AND UNCERTAINTIES. NO REPRESENTATIONS OR WARRANTIES ARE MADE AS TO THE ACCURACY OF SUCH STATEMENTS OF ANTICIPATED PERFORMANCE. ACTUAL RESULTS DURING FUTURE PERIODS MAY DIFFER SUBSTANTIALLY FROM THOSE ANTICIPATED.

CERTAIN FORWARD LOOKING STATEMENTS CONTAINED HEREIN RELATE TO ECONOMIC TRENDS AND PERFORMANCE OR INDUSTRY DATA AND IS BASED UPON OR DERIVED FROM INFORMATION PROVIDED BY INDUSTRY SOURCES OR OTHER THIRD PARTIES. RAND BELIEVES THAT SUCH INFORMATION IS ACCURATE AND THAT THE SOURCES FROM WHICH IT HAS BEEN OBTAINED ARE RELIABLE. RAND CANNOT GUARANTEE THE ACCURACY OF SUCH INFORMATION, HOWEVER, AND HAS NOT INDEPENDENTLY VERIFIED SUCH DATA OR THE ASSUMPTIONS ON WHICH PROJECTIONS OF FUTURE TRENDS AND PERFORMANCE ARE BASED.

Business Overview

- Leading provider of bulk freight shipping services throughout the Great Lakes
- Operating fleet of seven self-unloading carriers, six of which are River Class, one River Class self-unloading barge, and one tug boat
- Diverse customer base in the construction, integrated steel, and electric utility industries
- Transport stone aggregates, iron ore, coal, limestone, and other dry bulk commodities
- Operates more than one-third of all the River Class vessels servicing the Great Lakes and the majority of boom forward equipped vessels in this category
- Only company providing domestic port-to-port services in both Canada and the U.S.
- Experienced management team committed to growing the business
- Net revenue of $44.9 million and adjusted EBITDA of $9.7 million for FY ended 3/31/05

Company History

- Lower Lakes was founded in March 1994 by Captain Scott Bravener to provide marine transportation of dry bulk goods
- Since its inception, the Company has focused exclusively on operating smaller, more versatile self-unloading bulk carriers throughout the Great Lakes region
- The Company has grown from its origin as a small tug and barge operator to one of the most dynamic and fastest growing shipping companies on the Great Lakes, expanding capacity by acquiring additional vessels several times since 1996
- From its exclusively Canadian beginnings, the Company has also grown to offer domestic services to both Canadian and U.S. customers as well as cross-border routes
- Existing institutional investors are nearing the end of their original investment horizon and would like to monetize their positions

Fleet Overview

- The Company's fleet consists of a premium fleet of self-unloading, River Class vessels:
  - Four self-unloading bulk carriers, three of which are River Class in Canada
  - Three River Class, self-unloading bulk carriers in the U.S.
  - Tug and self-unloading barge in the U.S.

Vessel Name	Vessel Type	River Class	Dimensions	Acquired / Chartered	Crew	Flag
M/V Cuyahoga	Boom forward, self-unloading	Y	620' x 60' x 35'	August 1995	18	Canada
S/S Michipicoten	Boom aft, self-unloading	N	698' x 70' x 37'	March 2003	18	Canada
M/V Mississagi	Boom forward, self-unloading	Y	620' x 60' x 35'	March 2001	18	Canada
S/S Saginaw	Boom forward, self-unloading	Y	639' x 72' x 35'	October 1999	21	Canada
M/V Calumet	Boom forward, self-unloading	Y	605' x 60' x 32'	March 2001	21	U.S.A.
M/V Invincible(1)	Tug	Y	95' x 35' x 17'	June 2000	n/a	U.S.A.
M/V Maumee(2)	Boom forward, self-unloading	Y	604' x 60' x 32'	March 2001	21	U.S.A.
McKee Sons	Boom forward, self-unloading barge	Y	579' x 72' x 39'	June 2000	17	U.S.A.
M/V Manistee(3)	Boom forward, self-unloading	Y	620' x 60' x 35'	January 2004	18	U.S.A.

1. M/V Invincible is used to propel the McKee Sons; 18 crewmen combine to operate the two vessels

2. Idle in F2005; reactivated in May 2005 for balance of F2006 sailing season

3. Richard Reiss was renamed Manistee in March 2005

Investment Highlights

Investment Highlights

- Strong Competitive Position in Niche Market with Significant Barriers to Entry
- Efficient and Productive Operation
- Long-Term Relationships with Customers in Diverse End Markets
- History of Successful Vessel Acquisition
- Well Maintained Fleet of Self-Unloading River Class Vessels
- Favorable Positioning to Benefit from Continued Economic Improvement
- Strong Financial Performance Characterized by Predictable Cash Flows
- Experienced Management Team with Long-Standing Industry Relationships
- Significant Growth Opportunities

Strong Competitive Position in Niche Market with Significant Barriers to Entry

Strong Competitive Position

- Corporate structure enables the Company to provide domestic port-to-port services in both Canada and the U.S.
- Lower Lakes' estimated share of the overall River Class bulk freight market on the Great Lakes is approximately 30%, and the Company commands the leading market position in key industry segments
- The Company operates more than one-third of all River Class vessels serving the Great Lakes and the majority of boom forward River Class vessels

Company	Boom Forward Vessels	% of Total	River Class Vessels	% of Total	Self-Unloading Vessels	% of Total
U.S.	4	*36%*	4	*21%*	4	*5%*
Canada	3	*27%*	3	*16%*	4	*5%*
Lower Lakes	7	*64%*	7	*37%*	8	*9%*
U.S.	0	*0%*	0	*0%*	0	*0%*
Canada	4	*36%*	4	*21%*	22	*26%*
Seaway Marine Transport	4	*36%*	4	*21%*	22	*26%*
U.S.	0	*0%*	7	*37%*	22	*26%*
Canada	0	*0%*	0	*0%*	0	*0%*
United Shipping Alliance	0	*0%*	7	*37%*	22	*26%*
U.S.	0	*0%*	1	*5%*	23	*27%*
Canada	0	*0%*	0	*0%*	11	*13%*
Other	0	*0%*	1	*5%*	34	*40%*
U.S.	4	*36%*	12	*63%*	49	*57%*
Canada	7	*64%*	7	*37%*	37	*43%*
Total	11	*100%*	19	*100%*	86	*100%*

Barriers to Entry

- Regulatory Barriers
  - Jones Act
    - Only ships that are built, crewed, and owned by U.S. citizens can operate between U.S. ports
    - U.S. ships must be owned and operated by a U.S. shareholder



  - Canada Marine Act
    - Only Canadian commissioned ships can operate between Canadian ports
    - Canadian ships can be foreign-owned and operated, but must be domiciled in Canada



Barriers to Entry

- Challenges associated with building new River Class vessels
  - Last vessel was built nearly 20 years ago
  - Extremely difficult to operate a new vessel profitably, given the high cost of building it as well as current and projected freight rates
- Limited fleet acquisition opportunities
- Industry relationships & expertise

Efficient and Productive Operation

Versatile Fleet

- The Company's smaller River Class vessels are able to gain entry to ports that are difficult or impossible for larger ships to access
- Boom forward technology offers greater accessibility to locations where only forward access is possible
- Cargo mix allows for flexible scheduling
- With the exception of the Michipicoten, which is primarily engaged in the short-haul transportation of iron ore, the Company's fleet could be utilized interchangeably


CALUMET


CUYAHOGA

Employee Highlights

- Lower Lakes is presently non-unionized in Canada and Grand River Navigation has negotiated a favorable union contract in the United States
  - The Company operates its vessels with as many as eight fewer crewmen than many of its competitors
  - Generates approximately $500,000 in cost savings per vessel per year
  - Existing labor agreement renewed through March 2007
  - Never experienced a work stoppage due to labor issues
- Employees are able to assume a wider array of responsibilities than its competitors
- Lower Lakes has both formal and informal training programs

	Employees		
Company	**Crew**	**Administrative**	**Total**
Grand River Navigation	96	6	**102**
Lower Lakes Towing	116	12	**128**
Total Employees	**212**	**18**	**230**

Efficient Trade Routes

- The Company typically transports cargo on both legs of its trips, which serves to improve capacity utilization of the fleet
- In terms of trade routes, the Company divides its cargo into three main categories:
  - ***Primary cargo (mostly eastbound/southbound):*** Freight rates tend to be relatively healthy on a one-way basis, however it is possible to tie in backhauls with this cargo
  - ***Backhaul cargo (mostly westbound/northbound):*** Backhaul cargo is priced more competitively, at a lesser rate per day than primary cargo
  - ***Short haul or shuttle cargo:*** Shuttle cargo involves short runs where there is no natural cargo backhaul to boost the trade revenue


Lake Superior
Lake Michigan
Lake Huron
Lake Ontario
Lake Erie



Long-Term Relationships with Customers in Diverse End Markets

Established Customer Base

- Since its inception, Lower Lakes has focused on building long-term relationships with its customers
  - The Company ships a wide range of dry bulk commodities such as coal, construction aggregates, grain, iron ore, and salt
- Longstanding end market customers include the leaders in their respective industries
  - The Company services approximately 50 customers in a diverse array of end markets
  - The meaningful size of the Company's customers and their orders promotes better scheduling, increased backhauling and less downtime
- Lower Lakes is the sole-source shipping provider to several significant customers

Business Mix by End Market

- Lower Lakes is the largest construction aggregate carrier on the Great Lakes

(% of Net Revenue)



100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
2001
2002
2003
2004
2005
Stone
Coal
Ore
Salt
Grain
Sand
Slag
Petroleum Coke

History of Successful Vessel Acquisition

Vessel Acquisition / Charter Timeline

Date	Vessel
August 1995	**Cuyahoga** Country of Registration: Canada Date of First Sailing with Lower Lakes: April 1996
October 1999	**Saginaw** Country of Registration: Canada Date of First Sailing with Lower Lakes: December 1999
June 2000	**McKee Sons / Invincible** Country of Registration: United States Date of First Sailing with Lower Lakes: September 2000
March 2001	**Maumee** Country of Registration: United States Date of First Sailing with Lower Lakes: April 2001
March 2001	**Mississagi** Country of Registration: Canada Date of First Sailing with Lower Lakes: May 2001
March 2001	**Calumet** Country of Registration: United States Date of First Sailing with Lower Lakes: May 2001
March 2003	**Michipicoten** Country of Registration: Canada Date of First Sailing with Lower Lakes: June 2003
January 2004	**Manistee** Country of Registration: United States Date of First Sailing with Lower Lakes: March 2004

Well Maintained Fleet of Self-Unloading River Class Vessels

Fleet Summary

- Due to regular maintenance and no operation in a salt water environment, the Company's vessels are in good condition and possess significant remaining useful lives

($ in thousands)

Vessel Name	Vessel Type	River Class	Remaining Life	FMV [1]	OLV [2]
M/V Cuyahoga	Boom forward, self-unloading	Y	30 years	$6,950	$5,560
S/S Michipicoten	Boom aft, self-unloading	N	43 years	7,900	6,300
M/V Mississagi	Boom forward, self-unloading	Y	31 years	7,300	5,850
S/S Saginaw	Boom forward, self-unloading	Y	16 years	7,950	6,360
M/V Calumet	Boom forward, self-unloading	Y	9 years	2,700	2,160
M/V Invincible	Tug	Y	25 years	2,450	1,700
M/V Maumee [3]	Boom forward, self-unloading	Y	11 years	3,200	2,400
McKee Sons [4]	Boom forward, self-unloading barge	Y	13 years	n/a	n/a
M/V Manistee [4]	Boom forward, self-unloading	Y	30 years	n/a	n/a

1. *Fair market value is based on the latest desktop surveys performed on each of the vessels within the Lower Lakes fleet (March 2005)*
2. *In most instances, orderly liquidation value is assessed at 75% of FMV in accordance with marine appraisal practice standards*
3. *Idle in F2005; reactivated in May 2005 for balance of F2006 sailing season, FMV as of May 20, 2005 survey*
4. *No FMV or OLV as the vessel is under long-term bareboat charter*

Fleet Maintenance

- Through a regular cycle of winter maintenance and dry-docking, the Company ensures that high standards of repair and reliability are maintained
- Diesel engines
  - A large amount of spare parts were delivered with the purchase of vessels
  - Parts vendors have many of these parts in stock or available at standard delivery times
- Steam engines
  - Generally very reliable with minimum problems as long as regular maintenance is performed
  - The Company can typically manufacture new parts or make satisfactory repairs by viewing the original specifications and reverse engineering the parts
  - A number of skilled repair facilities can handle the types of repairs steam engines require




CAUTION

Fleet Improvements

- Several of the following major life extending projects have been executed on each of the Company's vessels since 1995
  - Vessel repower with emission compliant engines
  - Installation of new conveyor hoppers and re-conditioning of conveyor gates
  - Various steelwork
  - Epoxy coatings of ship sides, underwater hull, and cargo holds
  - Installation of new hydraulic steering controls
  - Reconditioning and/or addition of new propeller blades
  - Installation of extra rudders
  - Bowthruster overhauls
  - Installation of electric deck machinery
  - Refit and installation of new internal fuel tanks, generators, and ballast gauges





Favorable Positioning to Benefit from Continued Economic Improvement

End Market Growth

- Dry bulk cargo tonnage levels expected to trend upward toward their five-year averages as they did during 2004
- For U.S.-Flag carriers, 2004 shipments were generally well ahead of their recent historical totals
  - Limestone tonnage nearly 22% higher than 2003 totals
  - Iron ore 19% higher than 2003 shipments

U.S.-Flag Dry Bulk Carriage on the Great Lakes

(in thousands of net tons)

	Year Ended December 31,						Industry	Lower Lakes
Commodity	**2000**	**2001**	**2002**	**2003**	**2004**	**5 Year Avg.**	**Calendar 2004**	**F2005 (1)**
Iron Ore	60,333	46,925	48,195	43,016	51,202	49,934	46.1%	18.8%
Coal	20,760	21,959	21,744	21,879	24,636	22,196	22.2%	14.9%
Limestone	27,288	26,989	26,554	24,239	29,523	26,919	26.6%	40.4%
Cement	4,145	4,137	3,818	3,851	3,965	3,983	3.6%	n/a
Salt	838	876	587	945	1,032	856	0.9%	11.4%
Sand	427	625	231	500	389	435	0.4%	4.8%
Grain	352	351	329	312	368	342	0.3%	4.8%
Total	**114,143**	**101,861**	**101,459**	**94,744**	**111,115**	**104,665**	**100.0%**	**95.1%**

1. Coke, slag, and other miscellaneous commodities account for 4.9% of the Company's F2005 tonnage

Source: Lake Carriers' Association

Strong Financial Performance Characterized by Predictable Cash Flows

Consistent Revenue and EBITDA Growth

- From F2002 through F2005, net revenue increased at a CAGR of 20.3%, while adjusted EBITDA grew at an annual rate of 30.1%

($ US in thousands)


Net Revenue
Adjusted EBITDA
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
2002A
2003A
2004A
2005A
2006P
Net Revenue
Adjusted EBITDA

Predictable Cash Flows

- Consistently delivered strong financial performance and reliable growth
- Predictable cash flow generation is expected to continue for the foreseeable future as the Company has contracted a substantial amount of tonnage for upcoming sailing seasons

Projected Annual Tonnage Currently Under Contract

	F2006	F2007	F2008
Lower Lakes Towing (Canadian)	91.8%	55.5%	48.6%
Lower Lakes Transportation (U.S.)	91.6%	74.6%	44.6%


CUYAHOGA



Experienced Management Team with Long-Standing Industry Relationships

Senior Management Organization

- Scott Bravener leads a talented, experienced management team with an average of 25 years of executive and operational industry experience
- This team is willing to retain their positions as part of any proposed transaction



Board of Directors
Lower Lakes
Towing Ltd.
Board of Directors
Lower Lakes
Transportation
Scott Bravener
President & CEO
Jeff Botham
Chief Financial
Officer
Jim Siddall
Vice President
Marine Operations
Frank Bravener
Purchasing
Manager
Bob Pierson
Vice President
Marketing (U.S.)
Tony Walker
Fleet
Engineer
Michelyn Sciannella
Controller
Board of Directors
Grand River
Navigation
Mark Rohn
President
Ken Siford
Fleet Engineer
Bob Noffze
VP, Fleet Operations
Pete Hockenberry
Controller

Senior Management Team

- Several members of the management team have operational experience aboard vessels throughout the Great Lakes
- Management's significant experience has allowed it to develop long-standing relationships with the Company's customers, as well as with shipyards, ports, and other suppliers

Name	Title	Industry Experience	Company Experience	Age
Lower Lakes Towing Ltd.				
Scott Bravener	President and Chief Executive Officer	23	11	41
Jim Siddall	Vice President, Marine Operations	24	11	41
Jeff Botham	Chief Financial Officer	17	2	39
Michelyn Sciannella	Controller	11	2	35
Tony Walker	Fleet Engineering Superintendent	21	10	41
Frank Bravener	Purchasing Manager	31	10	63
Robert Pierson	VP, Marketing - Lower Lakes Transportation Co.	36	11	68
Grand River Navigation Company, Inc.				
Mark Rohn	President - Grand River Navigation	26	4	48
Bob Noffze	VP, Fleet Operations - Grand River Navigation	31	5	56
Pete Hockenberry	Controller - Grand River Navigation	38	1	65
Ken Siford	Fleet Engineer - Grand River Navigation	25	4	53
	Average	**26**	**6**	**50**

Significant Growth Opportunities

Growth Opportunities

- Reactivation of the Maumee
  - Reduced operating season in 2006, while reactivation completed, full season of operations for Fiscal 2007
  - Long-term customer contracts ensure a high level of utilization
  - FMV of vessel after reactivation $3.2 million
  - Maumee reactivation completed has been productively sailing since May 16, 2005
- Selected Acquisitions
  - Increased economies of scale, synergies, and stronger market position
  - Lower Lakes has been one of the most acquisitive shipping companies in the Great Lakes region in recent years
- New Customer Relationships and Long-Term Contracts
- Increasing Market Share with Existing Customers


MAUMEE
LOWER LAKES TRANSPORTATION COMPANY



Financial Review

Historical Income Statements

($ US in thousands)	For the Twelve Months Ended and Ending March 31, 2002	2003	2004	2005
Lower Lakes Canada	$12,137	$12,798	$20,201	$25,946
Lower Lakes U.S.	12,593	14,303	15,182	18,926
Net Revenue	24,730	27,100	35,383	44,872
Net Revenue Growth	*na*	*9.6%*	*30.6%*	*26.8%*
Lower Lakes Canada	8,360	8,840	14,493	16,407
Lower Lakes U.S.[1]	9,436	10,259	12,173	15,126
Operating Expense	17,796	19,099	26,667	31,533
Operating Income	6,934	8,001	8,716	13,339
Operating Income Margin	*28.0%*	*29.5%*	*24.6%*	*29.7%*
Lower Lakes Canada	447	570	896	851
Lower Lakes U.S.	511	457	534	787
Winter Work	958	1,027	1,430	1,638
Lower Lakes Canada	773	705	1,095	1,381
Lower Lakes U.S.	791	888	1,301	896
Administration	1,564	1,594	2,396	2,277
EBITDA	**4,412**	**5,381**	**4,890**	**9,424**
EBITDA Margin	*17.8%*	*19.9%*	*13.8%*	*21.0%*
Adjustments	-	(213)	2,056	249
Adjusted EBITDA	**$4,412**	**$5,168**	**$6,946**	**$9,673**
Adjusted EBITDA Margin	*17.8%*	*19.1%*	*19.6%*	*21.6%*
Lower Lakes Canada	$1,968	$2,160	$3,210	$3,654
Lower Lakes U.S.	862	914	1,180	1,162
Depreciation & Amortization	2,830	3,074	4,390	4,816
Lower Lakes Canada	1,944	1,273	2,408	1,460
Lower Lakes U.S.	1,535	977	922	2,166
Capital Expenditures	$3,479	$2,250	$3,330	$3,626
# of Vessels at Beginning of Year	3	6	6	7
# of Vessels at End of Year	6	6	7	7

1. Includes bareboat charter expense of $600 in F2002 and F2003; $675 in F2004; and $1,025 in F2005

Detail of Income Statement Adjustments

($ US in thousands)	*For the Twelve Months Ended and Ending March 31,* 2002	2003	2004	2005	2006P
Maumee - Full Season Incremental Margin	-	-	-	-	$298
Vessel Incidents / Unusual Repairs					
Saginaw - Sandblasting	-	-	-	$105	-
McKee - Bridge Incident	-	-	-	75	-
Mississagi - Engine	-	-	-	69	-
Cuyahoga - Dock Strike	-	-	$291	-	-
Michipicoten - Grounding	-	-	265	-	-
Michipicoten - Late Fitout	-	-	211	-	-
Maumee - Weather Damage	-	-	175	-	-
Calumet - Heavy Wind Storm Boom Damage	-	-	126	-	-
Maumee - Boom Hoist Failure	-	-	99	-	-
Cuyahoga - Major Elevator Incident	-	-	85	-	-
Saginaw - Major Elevator Incident	-	-	84	-	-
Michipicoten - Bottom Strike	-	-	55	-	-
Mississagi - Engine	-	-	21	-	-
McKee - Rail Incident	-	$77	-	-	-
Saginaw - Rudder Repair	-	67	-	-	-
Other					
Legal Claims	-	-	265	-	-
Bonus Accrual	-	(200)	200	-	-
Insurance Installment	-	(157)	157	-	-
Executive Search - CFO	-	-	21	-	-
Total	**$0**	**($213)**	**$2,056**	**$249**	**$298**

Foreign Currency Conversion Impact

- The Company's consolidated U.S. dollar-denominated financial results have been positively impacted by the weakening of the U.S. dollar during the past two years

($ US in thousands)	*For the Twelve Months Ended and Ending March 31,* 2002	2003	2004	2005
Adjusted EBITDA				
Constant currency (vs previous year)	$4,412	$5,152	$6,315	$9,277
Foreign currency conversion gain	-	17	631	396
Total Adjusted EBITDA	$4,412	$5,168	$6,946	$9,673
Adjusted EBITDA Growth				
Constant currency (vs previous year)	-	16.7%	22.2%	46.9%
Foreign currency conversion gain	-	0.4%	12.2%	(37.2%)
Total Adjusted EBITDA Growth	-	17.1%	34.4%	39.3%
Average $CDN/$US exchange rate	1.56	1.55	1.35	1.28

Historical Balance Sheets

($ US in thousands)	Lower Lakes Canada	Lower Lakes U.S.	Intercompany Eliminations	Total
	As of March 31, 2005			
Assets				
Current Assets:				
Accounts Receivable	$689	$786	-	$1,475
Prepaid Expenses & Other Current Assets	1,094	769	-	1,863
Total Current Assets	1,783	1,555	-	3,338
Capital Assets	26,303	7,874	-	34,177
Deferred Charges	4,081	1,687	-	5,768
Deferred Income Taxes and Other Assets	7,585	1,799	(5,860)	3,524
Total Assets	**$39,752**	**$12,915**	**($5,860)**	**$46,807**
Liabilities & Shareholders' Equity				
Current Liabilities:				
Accounts Payable & Accrued Liabilities	$2,726	$3,487	-	$6,213
Short Term Debt	-	-	-	-
Current Portion of Long Term Debt	1,655	380	-	2,035
Total Current Liabilities	4,381	3,867	-	8,248
Long-Term Debt, Net of Cash	33,542	9,294	(5,860)	36,976
Deferred Income Taxes	436	552	-	988
Shareholders' Equity	1,393	(798)	-	595
Total Liabilities & Shareholders' Equity	**$39,752**	**$12,915**	**($5,860)**	**$46,807**

Sources and Uses of Funds

	($MM)
Sources	
▸ Senior Debt	$22.50
▸ Series A Preferred Stock	15.00
▸ Cash Proceeds of IPO	24.10
Total Sources	**$ 61.60**
Uses	
▸ Purchase Price	$53.73
▸ Transaction Expenses	3.00
▸ Working Capital	4.87
Total Uses	**$61.60**

Terms

Senior Debt

- $22.5MM Senior Secured Term Loan
- $5.5MM Senior Secured Revolving Credit Facility
- Five-year Term
- Amortization: 10% in Year 1; 12% per annum in Years 2-5
- Interest Rate: Libor + 300 basis points or Prime + 200 basis points

Series A Convertible Preferred Stock

- $15.0MM
- 7.75% annual cash dividends (subject to 50 bp biannual increase capped at 12% if not paid currently)
- Conversion Price: $6.20 per share
- Convertible at Rand's option after the third anniversary of closing if Common Stock trades at or above $8.50 per share for 20 trading days within any 30 trading day period, at conversion price of $6.20 per share.

Summary

- Strong Competitive Position in Niche Market with Significant Barriers to Entry
- Efficient and Productive Operation
- Long-Term Relationships with Customers in Diverse End Markets
- History of Successful Vessel Acquisition
- Well Maintained Fleet of Self-Unloading River Class Vessels
- Favorable Positioning to Benefit from Continued Economic Improvement
- Strong Financial Performance Characterized by Predictable Cash Flows
- Experienced Management Team with Long-Standing Industry Relationships
- Significant Growth Opportunities